EXHIBIT 32

                    CERTIFICATION PURSUANT TO
          18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Geraco, Inc. (the "Company") on Form 10-KSB for the period ending June 30, 2004, as filed with the Securities and Exchange Commission (the "Report"), I, Gerald D. Curtis, Principal Executive and Financial Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant of Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: September 29, 2004       /s/ Gerald D. Curtis
                                --------------------------------------------
                                Gerald D. Curtis
                                Principal Executive and Financial Officer